Exhibit 1.1

TURNING POINT BRANDS, INC.

Common Stock

UNDERWRITING AGREEMENT

May 10, 2016

COWEN AND COMPANY, LLC

FBR CAPITAL MARKETS & CO.

as Representatives of the several Underwriters

c/o Cowen and Company, LLC

599 Lexington Avenue

New York, NY 10022

c/o FBR Capital Markets & Co.

1300 North 17th Street, Suite 1400

Arlington, Virginia 22209

Dear Sirs:

Turning Point Brands, Inc., a Delaware corporation (the “Company”), confirms its agreement with each of the Underwriters listed on Schedule I hereto (collectively, the “Underwriters”), for whom Cowen and Company, LLC and FBR Capital Markets & Co. are acting as representative (the “Representatives”), with respect to (i) the sale by the Company of 5,400,000 shares (the “Initial Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 810,000 additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from the Company to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-207816) including a related preliminary prospectus, for the registration of the sale of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required prior to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement that becomes effective prior to the Closing Time (as defined below), such registration statement as so amended), and including all information deemed to be a part of the registration statement pursuant to Rule 430A of the Securities Act Regulations or otherwise, is hereinafter called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus included in the Registration Statement before it was declared effective by the Commission under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations, including all information incorporated by reference in either such prospectus, is hereinafter called the “Preliminary Prospectus.” The term “Prospectus” means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The Representatives have agreed to reserve a portion of the Initial Securities to be purchased by the Underwriters under this Agreement, up to 162,000 shares of the Initial Securities, for sale to the Company’s directors, officers, employees, and certain friends and family members of these persons, and certain clients and prospective clients (collectively, “Participants”), as set forth in the Prospectus (as hereinafter defined) under the heading “Underwriting” (the “Directed Share Program”). The Initial Securities to be sold pursuant to the Directed Share Program are referred to hereinafter as the “Directed Shares.” Any Directed Shares not orally confirmed for purchase by any Participant by 9:00 a.m., New York City time on the business day following the day that this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule II-A hereto, (iii) the information included in Schedule III hereto, and (iv) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree to treat as part of the Disclosure Package.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations.

The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

The term “Testing-the-Waters Communication” means any oral or written communication with potential investors with regard to the offering contemplated by the Registration Statement undertaken in reliance on Section 5(d) of the Securities Act.

The term “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

The Company and the Underwriters agree as follows:

1.      Sale and Purchase.

(a)     Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $9.30, the Company agrees to sell to the Underwriters the aggregate number of Initial Shares set forth in Schedule I, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)     Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company, all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company will sell the total number of Option Shares then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased as the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2

2.      Payment and Delivery.

(a)     Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder and, to the extent the Initial Shares exist in definitive form, in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified to the Representatives by the Company upon at least forty-eight hours’ prior notice. To the extent the Initial Shares exist in definitive form, the Company will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue, N.W., Washington, DC 20036-5306, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”). The time and date of the delivery of the Initial Shares and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b)     Option Shares. Any Option Shares to be purchased by each Underwriter hereunder to the extent such Option Shares exist in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of federal (same-day) funds to the account specified to the Representatives by the Company, upon at least forty-eight hours’ prior notice. To the extent the Option Shares exist in definitive form, the Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3.      Representations and Warranties of the Company.

The Company represents and warrants to the Underwriters and agrees with each Underwriter as of the date hereof, as of the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any) that:

(a)     the Company had, as of the dates indicated in the Registration Statement, the Disclosure Package and the Prospectus, and will have, as of the Initial Sale Time, the Closing Time and any Option Closing Time (if any), the duly authorized capitalization as set forth in the Registration Statement, the Disclosure Package and the Prospectus; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and have not been issued in violation of or subject to any preemptive right or other similar right of stockholders arising by operation of law, under the certificate of incorporation or bylaws, as amended, of the Company, under any agreement to which the Company is a party or otherwise; all of the Company’s subsidiaries are named in Exhibit 21.1 to the Registration Statement (each, a “Subsidiary”) and all of the outstanding shares of capital stock of each corporate Subsidiary of the Company and all of the membership interests of each Subsidiary that is a limited liability company, and limited partnership interests of each Subsidiary that is a limited partnership have been duly and validly authorized and issued, and are fully paid, and, in the case of the corporate Subsidiaries, non-assessable, and all of the outstanding shares of capital stock, membership interests or limited partnership interests, as applicable, of the Subsidiaries, except as provided in the Registration Statement, Disclosure Package or Prospectus, are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock, membership interests or limited partnership interests, as applicable, of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock, membership interests or limited partnership interests or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

3

(b)     each of the Company and the Subsidiaries has been duly incorporated or organized and is validly existing as a corporation or a limited liability company in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate or other power and authority to own, lease or operate its respective properties and to conduct its respective businesses as described in each of the Registration Statement, the Disclosure Package and the Prospectus, and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein (including the issuance, sale and delivery of the Shares);

(c)     each of the Company and the Subsidiaries is duly qualified or licensed by, and is in good standing in, each jurisdiction in which it conducts its respective business or in which it owns or leases property or otherwise maintains an office and in which the failure, individually or in the aggregate, to be so qualified or licensed would reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or (ii) the consummation of the transactions contemplated hereby or of the other transactions contemplated by the Registration Statement, the Disclosure Package or the Prospectus (any such effect or change, where the context so requires is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(d)     each of the Company and the Subsidiaries is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) (i) its certificate of incorporation, bylaws, or other organizational documents (collectively, the “Charter Documents”), (ii) the performance or observance of any obligation, agreement, covenant or condition contained in any contract, license, indenture, mortgage, deed of trust, loan, credit agreement or other agreement or instrument to which it is a party or by which any of them or their respective properties may be bound or affected, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, or judgment, permit or order (each, a “Law”) applicable to the any of them, except, in the case of clauses (ii) and (iii) above, for such breaches or defaults which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(e)     this Agreement has been duly authorized, executed and delivered by the Company;

(f)     (w) the execution, delivery and performance of this Agreement, (x) the issuance, sale and delivery of the Shares, (y) the use of the proceeds from the sale of the Shares as described in the Registration Statement, the Disclosure Package and the Prospectus, and (z) the consummation by the Company of the transactions contemplated hereby and thereby, and the compliance by the Company and the Subsidiaries with the terms and provisions hereunder and thereunder will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the Charter Documents of the Company or any Subsidiary, or (ii) any provision of any contract, license, indenture, mortgage, deed of trust, loan, credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or its respective properties may be bound or affected, or (iii) under any Law applicable to the Company or any Subsidiary, except in the case of clauses (ii) and (iii) for such conflicts, breaches or defaults that have been validly waived or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or (B) result in the creation or imposition of any material lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

4

(g)     no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, arbitral panel, authority or agency (collectively, “Governmental Authority”) is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and the issuance and sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained at the Closing Time or any Option Closing Time, as the case may be, under the Securities Act and/or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any filing on Form 8-A, (ii) such approvals as have been obtained in connection with the approval of the quotation of the Shares on the New York Stock Exchange (the “NYSE”), (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iv) such as have been obtained or made under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) and (v) in each case such as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(h)     each of the Company and the Subsidiaries has all necessary licenses, permits, certificates, authorizations, consents and approvals and has made all necessary filings required under any Law, and has obtained all necessary licenses, permits, certificates, authorizations, consents and approvals from other persons, and has not received any written notice of any proceedings relating to the revocation or modification thereof, required in order to conduct their respective businesses as described in each of the Registration Statement, the Disclosure Package and the Prospectus, except to the extent that any failure to have any such licenses, permits, certificates, authorizations, consents or approvals, to make any such filings or to obtain any such licenses, permits, certificates, authorizations, consents or approvals would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; other than as set forth in each of the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries is required by any applicable Law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in each of the Registration Statement, the Disclosure Package and the Prospectus; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, permit, certificate, authorization, consent or approval or any Law applicable to the Company or any of the Subsidiaries, the effect of which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and no such license, permit, certificate, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in each of the Registration Statement, the Disclosure Package and the Prospectus;

(i)     each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission, and the Company has complied to the Commission’s satisfaction with any request on the part of the Commission for additional information;

(j)     the Registration Statement conformed and will conform in all material respects on the effective date and at the applicable Closing Time or Option Closing Time, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Securities Act Regulations. The Preliminary Prospectus conformed, and the Prospectus will conform in all material respects, each when filed with the Commission pursuant to Rule 424, under the Securities Act and at the applicable Closing Time or Option Closing Time, to the requirements of the Securities Act and the Securities Act Regulations;

(k)     The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and as of its date and as of the Closing Date, and any Option Closing Date, neither the Preliminary Prospectus nor the Prospectus contains nor will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 10(c) hereof);

5

(l)     as of 10:30 a.m. (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not, and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(m)    each Issuer Free Writing Prospectus identified in Schedule II-A hereto and each individual Written Testing-the-Waters Communication, each when taken together with the Disclosure Package, did not, as of the Initial Sale Time, and on the Closing Date and as of each Option Closing Time will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from any Issuer Free Writing Prospectus, Written Testing-the-Waters Communication or the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 9(c) hereof);

(n)     each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, that has not been superseded or modified;

(o)     the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(p)     except for the Issuer Free Writing Prospectuses identified in Schedule II-A hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any Free Writing Prospectus;

(q)     the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(r)     the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act, which Preliminary Prospectus included an estimated price range;

(s)     from the time of initial submission of a registration statement relating to the Shares with the Commission through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act (an “Emerging Growth Company”). The Company (i) has not engaged in any Testing-the-Waters Communications, other than Testing-the-Waters Communications with the consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act, and the only such Testing-the-Waters Communications occurred between April 6, 2016 and April 18, 2016, and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications other than those listed on Schedule II-B hereto;

6

(t)     other than as set forth in each of the Registration Statement, the Disclosure Package and the Prospectus, there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or affiliate, or any of their respective officers and directors, or to which the properties, assets or rights of any such entity are subject, at law or in equity, or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect (for the avoidance of doubt, for purposes of this Section 3(t), the term “affiliate” shall not include Standard General L.P. and investment funds controlled or managed by Standard General L.P. (collectively, “Standard General”));

(u)     the consolidated financial statements of the Company, including the notes thereto, included in each of the Registration Statement, the Disclosure Package and the Prospectus (i) fairly present, in all material respects, the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified and (ii) have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Summary Historical Condensed Consolidated Financial and Other Information” and “Selected Historical Condensed Consolidated Financial and Other Information” fairly present in all material respects the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Disclosure Package and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement, the Disclosure Package or the Prospectus; the unaudited financial information (including the related notes) included in each of the Registration Statement, the Disclosure Package and the Prospectus complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations;

(v)     RSM US LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Disclosure Package and the Prospectus is, and was during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations are registered with the Public Company Accounting Oversight Board;

(w)     except as disclosed in the Registration Statement, Disclosure Package and Prospectus, subsequent to the respective dates as of which the information is given in each of the Registration Statement, the Disclosure Package and the Prospectus, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any development, event, circumstance or change that has resulted, or would reasonably be expected to, individually or the aggregate, result, in a Material Adverse Change, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole, or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(x)     the Shares conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus; this Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus;

7

(y)     except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights that have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in all material respects in the Registration Statement, the Disclosure Package and the Prospectus;

(z)     the Shares have been duly authorized for issuance, sale and delivery pursuant to this Agreement, and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale and delivery of the Shares by the Company is not subject to preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders arising by operation of law, under the organizational documents of the Company or any Subsidiary or under any agreement to which the Company or any Subsidiary is a party or otherwise;

(aa)    the Shares have been approved for listing on the NYSE, subject to official notice of issuance; the Company has taken all necessary actions to ensure that, as of the Closing Time and each Option Closing Time, it will be in compliance with all applicable corporate governance requirements set forth in the NYSE’s listing rules that are then in effect;

(bb)    none of the Company, any Subsidiary or any of their respective directors and officers or, to the Company’s knowledge, its representatives or affiliates, has taken, and none will take, directly or indirectly, any action that is designed to, that has constituted, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(cc)    none of the Company or any of the Subsidiaries or any of their respective affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with any member firm of FINRA (for the avoidance of doubt, for purposes of this Section 3(cc), the term “affiliates” shall not include Standard General);

(dd)    the form of certificate, if any, used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements, if any of the organizational documents of the Company and the NYSE;

(ee)    each of the Company and the Subsidiaries has good and marketable title to all real property, if any, and good and marketable title to all personal property owned by it (whether through fee ownership or similar rights of ownership), in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Registration Statement, the Disclosure Package and the Prospectus or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and any real property or personal property held under lease by the Company or any Subsidiary is held under a lease that is valid, existing and enforceable by the Company or such Subsidiary, in each case with such exceptions as are disclosed in the Registration Statement, the Disclosure Package and the Prospectus or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any such lease;

(ff)    the descriptions in each of the Registration Statement, the Disclosure Package and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly in all material respects the information required to be shown, and, there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Registration Statement, the Prospectus and the Disclosure Package are legal, valid and binding obligations of the Company or one or more of the Subsidiaries enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles;

8

(gg)    except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each Subsidiary owns or possesses such licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively “Intangibles”), as are necessary to entitle the Company and each Subsidiary to conduct the Company’s and each Subsidiary’s business as described in the Registration Statement, the Disclosure Package and the Prospectus, and neither the Company nor any Subsidiary has received written notice of any infringement of or conflict with (and, upon due inquiry, none of the Company or any Subsidiary knows of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles, which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(hh)    the Company has established and maintains effective disclosure controls and procedures (as such term is defined under Rule 13a-15 and 15d-15 under the rules and regulations of the Exchange Act), (i) which are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and (ii) are effective in all material respects to perform the functions for which they were established.

(ii)     the Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, since the end of the Company’s most recent reported period, there has been (i) no material weaknesses or significant deficiencies in the Company’s internal controls over financial reporting (whether or not remediated) and (ii) no material change in the Company’s internal controls over financial reporting; and the Company is not aware of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(jj)    the Company and each Subsidiary carries, or is covered by, insurance (issued by insurers of recognized financial responsibility to the best knowledge of the Company) in such amounts and covering such risks as is appropriate for the conduct of their respective businesses and are consistent with insurance coverage maintained by companies engaged in the same or similar business, all of which insurance is in full force and effect;

(kk)    neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable safety or similar law applicable to the business of the Company or any of the Subsidiaries, the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(ll)     neither the Company nor any Subsidiary has violated or has received notice of any violation with respect to any federal or state law relating to the employment of labor the violation of any of which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

(mm)  the Company and each of the Subsidiaries have complied in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”) and each employee benefit plan, within the meaning of Section 3(3) of ERISA, that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company or any of its affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); the Company and the Subsidiaries have no direct or contingent liability with respect to any plan subject to Section 412 of the Code or Title IV of ERISA; each “pension plan” for which the Company and each of the Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any plan excluding transactions effected pursuant to a statutory or administrative exemption, and transactions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

9

(nn)    except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, other than immaterial advances for bona fide business purposes, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers, directors, affiliates or representatives of the Company or any Subsidiary or any of the members of the families of any of them;

(oo)    except as described in both the Prospectus and the Disclosure Package or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) neither the Company nor any Subsidiary is in violation of any Law, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of pollutants, contaminants, toxic wastes, hazardous wastes, toxic substances, hazardous substances, petroleum or petroleum products or asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and each Subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company or any Subsidiary, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation or proceedings relating to any Environmental Law against the Company or any Subsidiary, and (iv) to the knowledge of the Company or any Subsidiary, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or a proceeding by any private party or Governmental Authority against or affecting the Company or any Subsidiary relating to the release of or exposure to Hazardous Materials;

(pp)    in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

(qq)    except for the payments to the Underwriters provided for hereunder, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(rr)     no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Disclosure Package and the Prospectus, which is not so described;

(ss)    neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares and the application of the net proceeds therefrom as described in both the Disclosure Package and the Prospectus under the caption “Use of Proceeds”, will be an “investment company” or an entity “controlled” by an “investment company” (as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder);

10

(tt)     there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(uu)   the Company, the Subsidiaries and, to the knowledge of the Company, any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are effective and applicable to the Company as of the Closing Time and the Option Closing Time;

(vv)   none of the Company nor any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and the Subsidiaries and, to the knowledge of the Company, their affiliates have conducted their businesses in compliance with the FCPA;

(ww)    neither the Company nor any of the Subsidiaries, nor, to the Company’s knowledge, any of the affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, has, violated any applicable provisions of the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law;

(xx)    the operations of the Company and the Subsidiaries and, to the Company’s knowledge, its affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Money Laundering Control Act of 1986, as amended, any other money laundering statutes and “know your customer” laws of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries, or, to the Company’s knowledge, any of its affiliates, with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(yy)    neither the Company nor any of the Subsidiaries, nor, to the knowledge of the Company, any director, officer, employee, agent, affiliate of, or other person associated with or acting on behalf of the Company or any of the Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of the Subsidiaries located, organized or resident in a country or territory that is the subject or target of comprehensive Sanctions broadly prohibiting dealings in, with and involving such country or territory (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and the Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country;

11

(zz)     no forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Prospectus or the Disclosure Package has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith, as of the date of such forward-looking statement;

(aaa)   except where such failure to file or pay an assessment or imposition of a lien would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or where such matters are the result of a pending bona fide dispute with taxing authorities for which appropriate reserves have been made under GAAP, (i) the Company and each Subsidiary have accurately prepared and timely filed any and all federal, state, local, foreign and other tax returns that are required to be filed by them, if any, and have paid or made adequate provision for the payment of all taxes, assessments, and governmental or other similar charges, including without limitation, all sales and use taxes and all taxes that the Company or the Subsidiaries are obligated to withhold from amounts owing to employees, creditors and third parties (whether or not such amounts are shown as due on any tax return), (ii) no deficiency assessment with respect to a proposed adjustment of the Company’s or a Subsidiary’s federal, state, local or foreign taxes is pending or, to the best of the Company’s knowledge, threatened; (iii) all tax liabilities are adequately provided for on the audited financial statements of the Company and the Subsidiaries; (iv) since the date of the most recent financial statements included in the Disclosure Package, neither the Company nor any Subsidiary has incurred any liability for taxes other than in the ordinary course of its business; and (v) there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary; and

(bbb)   (i) the Registration Statement, the Disclosure Package, the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectuses comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Disclosure Package, the Prospectus, any Preliminary Prospectus and any Issuer Free Writing Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer or supplier of the Company to alter the customer or supplier’s level or type of business with the Company, or (B) a trade journalist or publication to write or publish favorable information about the Company or its products.

4.      Certain Covenants of the Company.

The Company hereby agrees with each Underwriter:

(a)     to use its reasonable best efforts to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale, or establishing an exemption from such qualification, under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may reasonably request and to use their reasonable best efforts to maintain such qualifications or exemptions in effect as long as reasonably requested by the Representatives for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation, to subject itself to taxation, or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

(b)     if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as reasonably practicable and will advise the Representatives promptly;

(c)     to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business (New York City time), on the second business day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly on the second business day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to the Underwriters copies of the Prospectus (or of the Prospectus, as amended or supplemented, if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d)     to advise the Representatives promptly when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e)     to furnish a copy of each proposed Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives, which consent shall not be unreasonably withheld, prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act Regulations, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule II-A hereto;

12

(f)     to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g)     to advise the Representatives promptly, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or if the Company becomes aware of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other Governmental Authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as reasonably practicable, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement of which the Company is aware, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

(h)     to furnish to the Representatives for a period of two years from the date of this Agreement, unless made available to the public on EDGAR or any successor system, (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock, and (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, FINRA or any securities exchange;

(i)      to advise the Representatives promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations that, in the judgment of the Company, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any Law and, during such time, to promptly prepare and furnish to the Representatives copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the Law;

(j)      to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the reasonable judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

13

(k)     prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent (not to be unreasonably withheld or delayed) of the Representatives to the filing;

(l)      to furnish promptly to the Representatives a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

(m)     to apply the net proceeds of the sale of the Shares by the Company in accordance with its statements under the caption “Use of Proceeds” in the Prospectus and the Disclosure Package;

(n)     to make generally available to its security holders and to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the “effective date” (as defined in Rule 158 under the Securities Act Regulations) of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

(o)     to use its commercially reasonable efforts to maintain the listing of the Shares on the NYSE and to file with NYSE all documents and notices required by the NYSE of companies that have securities that are listed on the NYSE;

(p)     to promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) the completion of the distribution of the Shares within the meaning of the Securities Act and (ii) completion of the 180-day restricted period referred to in Section 4(r) hereof;

(q)     to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

(r)      to refrain, from the date hereof until 180 days after the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device that is designed to, or could be expected to, result in the disposition by the Company at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) issuances of equity-based awards pursuant to the Company’s equity incentive plan described in the Registration Statement, the Disclosure Package and the Prospectus, to the extent such awards do not vest within 180 days after the date of the Prospectus, unless the timing of such vesting and the amount of securities subject thereto is otherwise disclosed in the Prospectus, (C) any shares of Common Stock issued by the Company upon the exercise of an option or the vesting of any restricted stock outstanding on the date hereof and referred to in the Prospectus and the Disclosure Package, (D) the filing by the Company of any registration statement on Form S-8 with the Commission relating to the offering of securities pursuant to terms of any equity incentive equity or stock Option Plan described in the Registration Statement, the Disclosure Package, and the Prospectus, (E) any issuance or transfer in connection with the Stock Split or the Conversion (each as defined in the preliminary Prospectus) or any other transactions described in each of the Registration Statement, the Disclosure Package and the Prospectus (as well as the issue of shares of Common Stock in exchange for 7% Senior Notes held by holders who do not participate in the Conversion as described in the Prospectus and the Disclosure Package; provided that the beneficial owner of any such shares or securities shall sign a Lock-Up Agreement in the form referred to in Section 4(t) hereto), (F) any issuance of Common Stock in exchange for non-voting Common Stock, in the manner described in each of the Registration Statement, the Disclosure Package and the Prospectus or (G) the issuance of Common Stock or securities convertible into Common Stock in connection with an acquisition or business combination; provided that (x) the aggregate number of shares or securities issued pursuant to this clause (G) shall not exceed 5% of the total number of outstanding shares of Common Stock immediately following the issuance and sale of the Initial Shares pursuant hereto and (y) the beneficial owner of any such shares or securities shall sign a Lock-Up Agreement in the form referred to in Section 4(t) hereof.

14

(s)     not to, and to use its commercially reasonable efforts to cause its officers, directors and affiliates not to take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or that may cause or result in, or that might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares;

(t)     to the extent not previously entered into with the Representative, to cause each officer and director of the Company to furnish to the Representative, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit A hereto; if the Representative, in its sole discretion, agrees to release or waive the restrictions set forth in Section 4(p) or a lock-up letter described in this Section 4(t) hereof for an officer or director of the Company and provide the Company and its counsel with notice of the impending release or waiver substantially in the form of Exhibit B hereto at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver;

(u)     if, at any time during the 90-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representatives advising the Company to the effect set forth above, to forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event;

(v)     upon the reasonable request of the Representative, the Company will deliver, without charge, (i) to the Representative, one signed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein and each Issuer Free Writing Prospectus). As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act Regulations) in connection with sales of the Shares by any Underwriter or dealer;

(w)     if at any time following the distribution of any Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission; and

(x)     the Company will comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

15

5.      Payment of Expenses.

(a)     The Company agrees to pay all costs, fees, expenses and taxes incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, if applicable, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters related to such qualifications and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers), (v) filing for review of the public offering of the Shares by FINRA (including the reasonable legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters relating thereto) in an amount not to exceed $20,000, (vi) all fees and disbursements of counsel and accountants for the Company, (vii) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (viii) costs of background investigations, (ix) the fees and expenses incurred in connection with the inclusion of the Shares on the NYSE, (x) making road show presentations with respect to the offering of the Shares, except that the Underwriters shall be responsible for their own road show expenses related to accommodations and non-shared travel, (xi) preparing and distributing electronic volumes of transaction documents for the Representatives and their legal counsel, (xii) all costs and expenses of the Directed Share Program incurred by the Underwriters, including the fees and disbursements of counsel for the Underwriters and stamp duties, similar taxes or duties or other taxes, if any, and (xiii) reimbursement for the Underwriters’ reasonable documented actual out of pocket expenses in connection with the performance of their activities under this Agreement (including reasonable costs such as printing, facsimile, courier service), including, in the event this Agreement is terminated, reasonable and documented legal fees and disbursements of outside counsel to the Underwriters; provided, that legal fees shall be reimbursed at not greater than the “broken deal” rate of 70% of actual, documented billings plus full out-of-pocket disbursements charged by such outside counsel to the underwriters in comparable situations and the aggregate legal fees reimbursable to the underwriters shall not exceed $400,000. Upon the request of the Representative, the Company will provide funds in advance for filing fees.

(b)     If this Agreement shall be terminated by the Underwriters, or any of them, because (i) of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or (ii) if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable documented actual out-of-pocket expenses (such as printing, facsimile, courier service, accommodations, travel and the reasonable fees and disbursements of Underwriters’ counsel) reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein, including reasonable and documented legal fees and disbursements of outside counsel to the Underwriters; provided, that legal fees shall be reimbursed at not greater than the “broken deal” rate of 70% of actual, documented billings plus full out-of-pocket disbursements charged by such outside counsel to the underwriters in comparable situations and the aggregate legal fees reimbursable to the underwriters shall not exceed $400,000.

6.      Conditions of the Underwriters’ Obligations.

The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company hereunder on the date hereof and at the Closing Time and on each Option Closing Time, as applicable, the performance by the Company of its obligations hereunder, and to the satisfaction of the following further conditions at the Closing Time or at each Option Closing Time, as applicable:

(a)     The Company shall furnish to the Representatives at the Closing Time and on each Option Closing Time an opinion of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Company and the Subsidiaries, addressed to the Representatives and dated the Closing Time and each Option Closing Time and in form and substance satisfactory to the Underwriters, to the effect set forth in Exhibit D hereto.

16

(b)     On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representatives shall have received from RSM US LLP letters dated the respective dates of delivery thereof and addressed to the Representative, in form and substance satisfactory to the Representative, containing statements and information of the type specified in AU-C Section 920 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

In the event that the letters referred to above set forth any material changes in indebtedness, decreases in total assets or retained earnings or increases in borrowings, it shall be a further condition to the obligations of the Underwriters that such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary.

(c)     The Representatives shall have received at the Closing Time and at each Option Closing Time the opinion of Gibson, Dunn & Crutcher LLP, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

(d)     The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representatives shall approve.

(e)     No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have reasonably objected in writing prior to its filing.

(f)     Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; and (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

(g)     All filings with the Commission required by Rule 424 under the Securities Act Regulations to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such rule.

(h)     Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been any Material Adverse Change or any material changes in long-term indebtedness or capital stock of the Company and no transaction which is material to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which is not described in the Registration Statement and the Disclosure Package, and in the Representative’s reasonable judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

(i)      The Shares shall have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution on, the NYSE.

(j)      FINRA shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(k)     The Representatives shall have received lock-up agreements from each officer and director, in the form of Exhibit A attached hereto, and such letter agreements shall be in full force and effect.

17

(l)      The Company will, at the Closing Time and at each Option Closing Time, deliver to the Underwriters a certificate of its Chief Executive Officer and Chief Financial Officer, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package and the Prospectus, any amendment or supplement thereto, and this Agreement; and

(i)     the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(ii)     no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act; and

(iii)    there shall not have occurred any effect or change, or any development involving a prospective effect or change, in the business, condition (financial or otherwise), prospects, in the earnings or operations of the Company and the Subsidiaries, taken as a whole, or any material changes in the long-term indebtedness or capital stock of the Company from that set forth in the Disclosure Package as of the date of this Agreement that, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Disclosure Package, or consummate the transactions contemplated by the Underwriting Agreement or other transactions contemplated by the Registration Statement, the Disclosure Package or the Prospectus.

(m)     The Company shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Disclosure Package and the Prospectus, the representations, warranties and statements contained herein, and the performance by the Company of its covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

7.      Termination.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus, any Material Adverse Change or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iii) if trading in any securities of the Company has been suspended by the Commission or by the NYSE, or if trading generally on the NYSE or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or FINRA or the over-the-counter market or by order of the Commission or any other Governmental Authority, or (iv) if there has been any downgrade in the rating of any of the Company’s debt securities or preferred stock by any “nationally recognized statistical rating organization” (as defined under Section 3(a)(62) of the Exchange Act).

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed in writing.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

18

8.      Increase in Underwriters’ Commitments.

If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares that such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall be required to take up and pay for (in addition to the number of Shares that it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representative).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement, the Disclosure Package and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9.      Indemnity and Contribution by the Company and the Underwriters.

(a)     The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective affiliates, directors, officers, employees and agents of each Underwriter from and against (1) any loss, expense, liability, damage or claim (including the reasonable cost of investigation) that, jointly or severally, any such indemnified party may incur arising under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or is otherwise required to retain, any other Free Writing Prospectus that was approved by the Company, any Written Testing-the-Waters Communications or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company); (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading; (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, any Written Testing-the-Waters Communications, any other Free Writing Prospectus that was approved by the Company or the Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; (D) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings; or (E) any untrue statement or alleged untrue statement of any material fact in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program (“Directed Share Program Materials”), or the omission or alleged omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Prospectus, or Application (that information being limited to that described in the last sentence of the first paragraph of Section 9(c) hereof)); and (2) all loss, liability, claim, damage and expense whatsoever, as incurred, related to, arising out of, or in connection with the Directed Share Program. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.

19

(b)     If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to subsection (a), such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify any indemnifying party under this Section 9 will not relieve such indemnifying party of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties or the named parties in any such proceeding (including any impleaded parties included by the Company and the indemnified person)) or representation by both parties by the same counsel would be inappropriate due to a conflict or potential differing interests between such parties, in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than one local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding and subject to the proviso in this sentence, the Company shall not be liable for any settlement of any such claim or action effected without its written consent; provided, however, that if at any time an indemnified party under this Section 9 shall have requested an indemnifying party under this Section 9 to reimburse such indemnified party for fees and expenses of counsel as contemplated by this Section 9, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Company of the aforesaid request (or 90 days after receipt by the Underwriter of the aforesaid request in the event the Underwriter is the indemnifying party), (ii) such indemnifying party shall have received notice of the terms such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have (x) reimbursed the indemnified party in accordance with such request, (y) disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement, or (z) disputed in good faith the terms of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(c)     Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, any Written Testing-the-Waters Communications, or the Prospectus, or any Application, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, any Free Writing Prospectus, any Written Testing-the-Waters Communications, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Written Testing-the-Waters Communications, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein. The statements set forth in the third paragraph under the caption “Underwriting” and the first and second paragraphs under the heading identified by “Stabilization” under the caption “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of this Agreement.

20

If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Representatives in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representative, except as provided in Section 9(b).

(d)     If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable Law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions that resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

21

(e)     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

(f)      The remedies provided for in this Section are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

10.      Survival.

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares or in connection with the Registration Statement or Prospectus.

11.      Duties.

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations, or failure to perform such duties or obligations, with respect to the Shares as are specifically set forth in this Agreement. The Company acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company or its affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the several Underwriters have no obligation to disclose any of such interests. The Company acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the several Underwriters with respect to any breach or alleged breach of fiduciary duty in connection with the offering of Shares contemplated by this Agreement.

12.      Notices.

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and (a) if to the Underwriters, shall be sufficient in all respects if delivered to (i) Cowen and Company, LLC, Attention: Head of Equity Capital Markets, Fax: 646-562-1249 with a copy to the General Counsel, Fax: 646-562-1124; and (ii) FBR Capital Markets & Co., 1300 North 17th Street, Suite 1400, Arlington, Virginia 22209, Attention: Syndicate Department (E-mail address: syndicate@fbr.com); with a copy to Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue, N.W., Washington, DC 20036, Attention: Howard B. Adler, Esq. (Email address: HAdler@gibsondunn.com); or (b) if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 5201 Interchange Way, Louisville, Kentucky 40229 Attention: James W. Dobbins, Esq. (Email address: JDobbins@natcinc.net); with a copy to Milbank, Tweed, Hadley & McCloy LLP, 28 Liberty Street, New York, NY 10005, Attention: Brett Nadritch, Esq. (Email address: BNadritch@milbank.com)

22

13.      Governing Law; Headings.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES). The parties hereto agree to be subject to, and hereby irrevocably submit to, the exclusive jurisdiction of any United States federal or New York state court sitting in New York, New York, in respect of any action, suit, proceeding, inquiry or investigation arising out of or relating to this Agreement or the transactions contemplated herein, and irrevocably agree that all claims in respect of any such action, suit, proceeding, inquiry or investigation may be heard and determined in any such court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.      Parties at Interest.

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, and the controlling persons, directors, officers and the other indemnified parties referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.      Entire Agreement.

This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understanding whatsoever relating to such matters and transactions.

16.      Counterparts and Facsimile Signatures.

This Agreement may be signed by the parties in counterparts, which together shall constitute one and the same agreement among the parties. A facsimile, PDF, or other standard form of telecommunication signature shall constitute an original signature for all purposes.

If the foregoing correctly sets forth the understanding among the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company and the Underwriters.

17.      Amendments or Waivers.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

18.      Headings.

The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

23

Very truly yours,

TURNING POINT BRANDS, INC.

By:	/s/ James Dobbins
	Name:	James Dobbins
	Title:	Senior Vice President, General Counsel and Secretary

Accepted and agreed to as of the date first above written:

COWEN AND COMPANY, LLC

By:	/s/ Michael Campbell
	Name:	Michael Campbell
	Title:	Managing Director, Equity Capital Markets

FBR CAPITAL MARKETS & CO.

By:	/s/ Paul Dellisola
	Name:	Paul Dellisola
	Title:	Senior Managing Director

For itself and as Representatives of the other

Underwriters named on Schedule I hereto.

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Initial Shares To Be Purchased	Number of Option Shares That May Be Purchased
Cowen and Company, LLC	3,510,000	526,000
FBR Capital Markets & Co.	1,890,000	283,500
Total:	5,400,000	810,000

Schedule I

SCHEDULE II-A

Issuer Free Writing Prospectuses

Issuer Free Writing Prospectus Dated May 6, 2016 of Turning Point Brands, Inc., filed with the Securities and Exchange Commission on May 6, 2016.

SCHEDULE II-B

SCHEDULE III

Pricing Information

1.	Public Offering Price Per Share: $10.00

2.	Number of Initial Shares Offered: 5,400,000

3.	Number of Option Shares: 810,000

EXHIBIT A

Form of Lockup Agreement

, 2016

COWEN AND COMPANY, LLC

FBR CAPITAL MARKETS & CO.

as Representatives of the several Underwriters

c/o Cowen and Company, LLC

599 Lexington Avenue

New York, NY 10022

c/o FBR Capital Markets & Co.

1300 North 17th Street, Suite 1400

Arlington, Virginia 22209

Ladies and Gentlemen:

The undersigned understands and agrees as follows:

1. Cowen and Company, LLC and FBR Capital Markets & Co. (the “Representatives”) propose to enter into an Underwriting Agreement (the “Agreement”) with Turning Point Brands, Inc., a Delaware corporation (the “Company”), providing for (a) the public offering by the several Underwriters (as defined in the Agreement) of shares of the Company’s common stock, $0.01 par value per share and (b) an option for the several Underwriters to offer additional shares of the Company’s common stock (the transactions referred to in (a) and (b) are collectively referred to as the “Offering”).

2. In recognition of the benefit that the Offering will confer upon the undersigned and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, the undersigned hereby agrees that, without the prior written consent of the Representatives (which consent may be withheld or delayed in the Representatives’ sole discretion), he, she or it will refrain during the period commencing on the date hereof and ending on the date that is 180 days after the effective date of the registration statement (the “Lock-Up Period”), from (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option, right or warrant for the sale of, lending or otherwise disposing of or transferring, directly or indirectly, any common stock of the Company, or any securities convertible into or exercisable or exchangeable for common stock of the Company or that derives value therefrom, or (ii) entering into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of common stock of the Company, or any securities convertible into or exercisable or exchangeable for common stock of the Company or that derives value therefrom, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock of the Company or such other securities, in cash or otherwise.

Notwithstanding the foregoing, subject to applicable securities laws and the restrictions contained in the Company’s charter, the undersigned may transfer any securities of the Company (including, without limitation, common stock) as follows: (i) pursuant to the exercise and issuance of options outstanding as of the date hereof or granted under equity incentive plans in effect as of the date hereof or described in the Registration Statement, provided that any securities underlying such options continue to be subject to the terms of this Lock-Up Agreement (other than as provided under clause (vii) below); (ii) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein; (iv) by will or under the laws of descent, provided that the transferee or transferees thereof agree to be bound in writing by the restrictions set forth herein; (v) as a distribution to stockholders, partners or members of the undersigned, provided that such stockholders, partners or members agree to be bound in writing by the restrictions set forth herein; (vi) any transfer required under any benefit plans of the Company; (vii) as required by participants in the Company’s stock incentive plans in order to reimburse or pay federal income tax and withholding obligations in connection with the vesting of restricted stock grants, provided that any securities underlying such restricted stock grants continue to be subject to the terms of this Lock-Up Agreement; (viii) any securities acquired by the undersigned after the Closing Time in the open market; (ix) to any affiliate of the undersigned, provided that such affiliate agrees to be bound in writing by the restrictions set forth herein; or (x) with the prior written consent of the Representatives on behalf of the Underwriters; provided, however, that, in each case, no filing under Section 16 of the Securities Exchange Act of 1934, as amended, or other public announcement is required or otherwise made (other than a filing on Form 5 made after the expiration of the Lock-Up Period or, with respect to clauses (i) or (vii), a filing on Form 4 required to be filed under the Exchange Act; provided, however, that if such Form 4 is filed during the Lock-Up Period, such Form 4 shall indicate by footnote disclosure or otherwise the nature of such transfer, that no shares of common stock are being sold or otherwise disposed of by the undersigned in connection therewith and that such shares of common stock received by any transferee are subject to the terms of the Lock-Up Agreement, as applicable, provided further, that the undersigned shall notify the Representatives at least two (2) business days prior to such required filing under the Exchange Act), and in the case of any such transfer contemplated by clauses (i)–(vii) and clause (ix) a copy of the required agreement of the transferee or transferees is furnished promptly to the Representatives.

In addition, this letter agreement shall not apply to (a) the issuance of any common stock in exchange for non-voting common stock; provided that the common stock issued in exchange for such non-voting common stock continues to be subject to the terms of this Lock-Up Agreement or subject to the first sentence of Section 4(r) of the Underwriting Agreement or (b) any transfer in connection with, and as contemplated by, the reorganization transactions described in the preliminary prospectus included in the Company’s registration statement at the time of its effectiveness (including the exchange described in clause (a)); provided that the common stock subject to such transfer continue to be subject to the terms of this Lock-Up Agreement or subject to the first sentence of Section 4(r) of the Underwriting Agreement or (c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of common stock, provided that such plan does not provide for the transfer of common stock during the Lock-Up Period and no public announcement or filing under the Exchange Act or otherwise regarding the establishment of such plan shall be required or voluntarily made by or on behalf of the undersigned or the Company.1 For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

For the avoidance of doubt, nothing shall prevent the undersigned from, or restrict the ability of the undersigned to, (i) purchase common stock on the open market or (ii) exercise any options or other convertible securities granted under any benefit plan of the Company (but not the sale or transfer of the shares of common stock issued upon exercise of such options or conversion of such securities).

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed shares or any other shares of common stock the undersigned may purchase in the Offering.

3. The undersigned acknowledges that the several Underwriters are relying on the agreements of the undersigned set forth herein in making its decision to enter into the Agreement and to continue their efforts in connection with the Offering.

4. This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

5. This Lock-Up Agreement may be executed in one or more counterparts and delivered by facsimile or pdf, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

1.	The following shall also be included in the lock-up agreement of Thomas F. Helms Jr. and Helms Management Corp.: “or (d) the sale or transfer of shares to Standard General LP or any of the funds in manages (together, “Standard General”) in satisfaction of outstanding obligations under the Loan and Voting Agreement entered into and effective as of November 19, 2012, between Thomas F. Helms Jr., Helms Management Corp. and Standard General, as amended.”

6. This Lock-Up Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Lock-Up Agreement may not be changed, amended, modified or waived as to any particular provision, except with the express written consent of the Representatives.

7. Except as set forth in Section 2 herein, no party hereto may assign either this Lock-Up Agreement or any of its rights, interests, or obligations hereunder, except with the express written consent of the Representatives. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Lock-Up Agreement shall be binding on the Holder and each of its successors, heirs and assigns.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement, or caused this Lock-Up Agreement to be executed, as of the date first written above.

Very truly yours,

Name:
Title:

(Address)

EXHIBIT B

Form of Notice from Representative to the Company

Cowen and Company, LLC

FBR Capital Markets & Co.

Turning Point Brands, Inc.

Public Offering of Common Stock

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by Turning Point Brands, Inc. (the “Company”) of shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company and the lock-up agreement dated [ ] (the “Lock-up Agreement”), executed by you in connection with such offering, and your request for a [waiver] [release] dated [ ], 20[ ], with respect to shares of Common Stock (the “Shares”).

Cowen and Company, LLC and FBR Capital Markets & Co. hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Agreement, but only with respect to the Shares, effective [ ], 20[ ]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least three business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Agreement shall remain in full force and effect.

Yours very truly,

COWEN AND COMPANY, LLC

By:
Name:
Title:

FBR CAPITAL MARKETS & CO.

By:
Name:
Title:

cc: Turning Point Brands, Inc.

EXHIBIT C

Form of Press Release

Turning Point Brands, Inc.

[Date]

Turning Point Brands, Inc. (the “Company”) announced today that Cowen and Company, LLC and FBR Capital Markets & Co., the joint book-running managers in the Company’s recent public sale of shares of common stock is [waiving][releasing] a lock-up restriction with respect to shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver][release] will take effect on , 201 , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

EXHIBIT C

Form of Opinion of Company Counsel